UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 21, 2024

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26133 US Highway 19 North, Suite 300 Clearwater, Florida	33763-2017
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2024 Nicholas Financial, Inc. (the “Company”) received a letter (the "Non-Compliance Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Nasdaq Listing Rule”) as a result of its failure to have timely filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the "June 2024 10-Q”). The Non-Compliance Letter provides that, under Nasdaq rules, the Company now has 60 calendar days, or until October 21, 2024 to submit to Nasdaq a plan to regain compliance in accordance with Nasdaq’s listing requirements. If the Company’s plan is accepted, Nasdaq may grant the Company up to 180 days, or until February 18, 2025, for the Company to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel under Nasdaq Listing Rule 5815(a). The Non-Compliance Letter has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market.

On August 27, 2024 the Company issued a press release regarding its receipt of the Non-Compliance Letter from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1.

As previously disclosed on Form 12b-25 filed on August 15, 2024, the delayed filing of the Company’s Form 10-Q for the quarter ending June 30, 2024 was a result of additional time being required to compile and review information and disclosures in connection with the completion of its acquisition of a majority interest in Amplex Electric, Inc, (“Amplex”) which was completed on June 15, 2024.

The Company diligently worked to review and finalize the June 2024 10-Q and successfully filed Form 10-Q on August 26, 2024 well within the 60 calendar days referenced above.

. On August 27, 2024, Nasdaq informed the Company that it is now in compliance with Nasdaq Listing Rule 5250(c).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 27, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nicholas Financial, Inc.

Date: August 27, 2024	By:	/s/ Mike Rost

Mike Rost
Chief Executive Officer